UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2026

Lantern Pharma Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39318	46-3973463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1920 McKinney Avenue, 7th Floor Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(972) 277-1136

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Common Stock

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On April 9, 2026, Lantern Pharma Inc. (the “Company”) utilized a presentation to assist with the Company’s live demonstration of withZeta.ai, the Company’s multi-agentic AI co-scientist for rare cancer drug discovery, development, and clinical trial design. The demonstration included a discussion of the withZeta.ai platform’s capabilities and commercial architecture, the rare cancer market opportunity, competitive positioning, and the Company’s near-term revenue strategy and growth roadmap relating to the platform.

A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A replay of the demonstration may be viewed at the following link:

https://us06web.zoom.us/rec/share/oknO9bzet1P8GX2zz_W4QtJJdz8EfbUIeG1upFkILKaOYmqeWpPsmtSiiHxypFzB.L9BTIvHNDAmc4BUH?startTime=1775737739000

The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Forward-Looking Statements

The presentation and live demonstration contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among other things, statements relating to: future events or our future financial performance; the potential advantages of our withZeta.ai platform in identifying drug candidates, developing insights, accelerating drug development, and generating revenue through software licensing and subscription models; our strategic plans to advance the development of our withZeta.ai platform and the expected market opportunity for AI co-scientist platforms; estimates regarding the development timing for our withZeta.ai platform; our intention to leverage artificial intelligence, machine learning and genomic data to streamline and transform the pace, risk and cost of oncology drug discovery and development and to identify patient populations that would likely respond to a drug candidate.

Any statements that are not statements of historical fact (including, without limitation, statements that use words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “model,” “objective,” “aim,” “upcoming,” “should,” “will,” “would,” or the negative of these words or other similar expressions) should be considered forward-looking statements. There are a number of important factors that could cause our actual results to differ materially from those indicated by the forward-looking statements, such as (i) the risk that we may not be able to secure sufficient future funding when needed and as required to advance and support our withZeta.ai platform, (ii) the risk that our research and the research of users of withZeta.ai may not be successful, (iii) the risk that we may not be successful in completing potential partnerships and collaborations, (iv) the risk that our AI platform commercialization efforts, including withZeta.ai, may not generate the anticipated revenue or achieve the expected market adoption, and (v) those other factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on March 30, 2026.

You may access our Annual Report on Form 10-K for the year ended December 31, 2025 under the investor SEC filings tab of our website at www.lanternpharma.com or on the SEC’s website at www.sec.gov. Given these risks and uncertainties, we can give no assurances that our forward-looking statements will prove to be accurate, or that any other results or events projected or contemplated by our forward-looking statements will in fact occur, and we caution investors not to place undue reliance on these statements. All forward-looking statements in the presentation and live demonstration represent our judgment as of the date thereof, and, except as otherwise required by law, we disclaim any obligation to update any forward-looking statements to conform the statement to actual results or changes in our expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Presentation relating to April 9, 2026 demonstration of withZeta.ai multi-agentic AI co-scientist platform.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lantern Pharma Inc.,
A Delaware Corporation

Dated: April 10, 2026	By:	/s/ David R. Margrave
David R. Margrave, Chief Financial Officer

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